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                                                                    EXHIBIT 99.3



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                              :       Chapter 11
                                    :
JACOM COMPUTER SERVICES, INC.,      :
UNICAPITAL CORPORATION, et al.,     :       Case No. 00-42719 (CB)
                                    :
                            Debtors :       Jointly Administered
                                    :
                                    :


                      REVISED SCHEDULE OF CASH RECEIPTS AND
                          DISBURSEMENTS FOR THE PERIOD
                    OF FEBRUARY 1, 2001 TO FEBRUARY 28, 2001


         Attached is the Debtors' consolidated schedule of cash receipts and disbursements for the period of February 1, 2001 to February 28, 2001.

Dated:  New York, New York
        April 22, 2001



                                                 GREENBERG TRAURIG LLP


                                                 By: /s/ Richard Miller
                                                     ------------------
                                                     Richard S. Miller (RM-2428)
                                                     David Neier (DN-5391)
                                                     Attorneys for Debtors and
                                                     Debtors-in-Possession
                                                     200 Park Avenue
                                                     New York, NY  10166
                                                     (212) 801-9200



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                             UNICAPITAL CORPORATION
                    LEAD CASE, JACOM COMPUTER SERVICES, INC.
                            CASE NUMBER 00-42719 (CB)
                    REPORT OF CASH RECEIPTS AND DISBURSEMENTS
                             FEBRUARY 1 TO 28, 2001


Beginning Cash Balance                                            #REF

Inflows:
Lease Stream Inflows                                         2,596,499
PFSC Servicing Fee                                            (74,552)
Big Ticket Lease Payments                                      486,693
Big Ticket Asset Sales                                       1,871,310
Other                                                        1,008,890
                                                             ---------

TOTAL                                                        5,888,840

Outflows:
Personnel Costs                                                768,175
Professional Fees                                              689,095
Operating Costs:
Travel, Lodging, & Meals                                        34,868
Occupancy                                                      346,567
Other                                                          232,813
                                                               -------

TOTAL                                                        2,071,518

Cash Sweep to Bank of America                                3,953,298
DIP Advances                                                        --
                                                             ---------

TOTAL                                                        6,024,816
                                                             ---------

Ending Cash Balance                                               #REF


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